                                                                    Exhibit 4.12
                               SECURITY AGREEMENT

                            dated as of May 14, 1999

                                     Between

                                  AEE 2, L.L.C.

                                       and

                           CREDIT SUISSE FIRST BOSTON,
                                as Secured Party
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                                TABLE OF CONTENTS

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
                                                  ARTICLE 1

                                              SECURITY INTEREST

Section 1.01   Grant of Security Interest......................................................     1
Section 1.02   Validity and Priority of Security Interest......................................     1
Section 1.03   Maintenance of Status of Security Interest, Collateral and Rights...............     1
               (a)   Required Action...........................................................     1
               (b)   Authorized Action.........................................................     1
Section 1.04   Evidence of Status of Security Interest.........................................     2
Section 1.05   Pledgor Remains Obligated; Secured Party Not Obligated..........................     2
Section 1.06   Pledgor's Limited Rights to Proceeds and Other Collateral.......................     2


                                                  ARTICLE 2

                             CERTAIN REPRESENTATIONS, WARRANTIES, AND COVENANTS

Section 2.01   Authorization; Enforceability; Required Consents; Absence of Conflicts..........     3
Section 2.02   Collateral......................................................................     3
Section 2.03   Preservation of Existence and Properties, Scope of Business, Compliance
               with Law, Payment of Taxes and Claims, Preservation of Enforceability...........     4
Section 2.04   Insurance.......................................................................     4
Section 2.05   Use of Proceeds.................................................................     4
Section 2.06   Liens...........................................................................     4
Section 2.07   Disposition of Assets...........................................................     5
Section 2.08   Incurrence of Debt..............................................................     5
Section 2.09   Limitations on Investments......................................................     5
Section 2.10   Transactions with Affiliates....................................................     5
Section 2.11   (a)   Subsidiaries..............................................................     5
               (b)   Merger; Consolidation.....................................................     5
Section 2.12   Additional Facilities...........................................................     5
Section 2.13   Limited Liability Company Agreement.............................................     5
Section 2.14   Payment of Operating and Maintenance Costs......................................     6
Section 2.15   (a)   Taxes and Fees............................................................     6
               (b)   Accuracy of Questionnaire.................................................     6
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
                                                  ARTICLE 3

                                              EVENT OF DEFAULT

A.             Proceeds........................................................................     6
Section 3.01   Application of Proceeds.........................................................     6
B.             Remedies........................................................................     7
Section 3.02   ................................................................................     7
               (a)   Use of Premises and Intellectual Property.................................     7
               (b)   Receiver..................................................................     7
               (c)   Collection of Collateral Proceeds by Pledgor..............................     7
               (d)   Notification..............................................................     7
               (e)   Secured Party's Rights with Respect to Proceeds and Other Collateral......     8
               (f)   Enforcement by Secured Party..............................................     8
               (g)   Adjustments...............................................................     8
               (h)   Warehousing...............................................................     8
Section 3.03   Instruments and Investment Property Collateral..................................     8


                                                  ARTICLE 4

                                                MISCELLANEOUS

Section 4.01   Expenses of Pledgor's Agreements and Duties.....................................     9
Section 4.02   Secured Party's Right to Perform on Pledgor's Behalf............................     9
Section 4.03   Secured Party's Right to Use Agents and to Act in Name of Pledgor...............     9
Section 4.04   No Interference, Compensation or Expense........................................     9
Section 4.05   Limitation of Obligations with Respect to Collateral............................     9
Section 4.06   Rights of Secured Party Under Uniform Commercial Code and Applicable Law........    10
Section 4.07   Waivers of Rights Inhibiting Enforcement........................................    10
Section 4.08   Power of Attorney...............................................................    10
Section 4.09   Termination of Security Interest................................................    11
Section 4.10   Notices.........................................................................    11
Section 4.11   Governing Law...................................................................    11
Section 4.12   LIMITATION OF LIABILITY.........................................................    12
Section 4.13   Counterparts....................................................................    12
Section 4.14   Entire Agreement................................................................    12
Section 4.15   Successors and Assigns..........................................................    12
Section 4.16   Delivery of Opinions Authorized.................................................    12


                                                  ARTICLE 5

                                               INTERPRETATION
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
Section 5.01   Definitional Provisions.........................................................    13
               (a)   Certain Terms Defined by Reference........................................    13
               (b)   Other Defined Terms.......................................................    13
Section 5.02   Other Interpretative Provisions.................................................    18
Section 5.03   Representations and Warranties..................................................    19
Section 5.04   Captions........................................................................    19
Section 5.05   No Recourse to Affiliates.......................................................    19


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Schedule 1.03       Schedule Of Required Action

Schedule 1.03(a)    Standard Form UCC-1 Financing Statement

Annex A to UCC-1    Financing Statement

Schedule 2.01       Schedule of Required Governmental Approvals

Schedule 2.15(b)    Security Agreement Questionnaire

Schedule 2.15(c) Schedule Of Required Recording And Other Taxes And Recording, Filing And Other Fees And Charges


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                               SECURITY AGREEMENT


                            Dated as of May 14, 1999


         In consideration of the execution and delivery of the Credit Agreement by the Banks listed on the signature pages thereof and CREDIT SUISSE FIRST BOSTON, as Agent, AEE 2, L.L.C., a Delaware limited liability company, hereby agrees with CREDIT SUISSE FIRST BOSTON, as Secured Party, as follows (with certain terms used herein being defined in Article 5):



                                    ARTICLE 1

                                SECURITY INTEREST

         Section 1.01 Grant of Security Interest.

         To secure the payment, observance and performance of the Secured Obligations, the Pledgor hereby mortgages, pledges and assigns the Collateral to the Secured Party, and grants to the Secured Party a continuing security interest in, and a continuing lien upon, the Collateral.

         Section 1.02 Validity and Priority of Security Interest.

         The Pledgor agrees that (a) the Security Interest shall at all times be valid, perfected and enforceable against the Pledgor and all third parties, in accordance with the terms hereof, as security for the Secured Obligations, and
(b) the Collateral shall not at any time be subject to any Lien, other than a Permitted Lien, that is prior to, on a parity with or junior to such Security Interest, except that, unless a Termination Event exists, this Section 1.02 shall not require the continuation of the perfection of the Security Interest in Ordinary Distributions that the Pledgor shall, and does, cause the Depositary Agent to receive and retain pursuant to Section 1.06(a).

         Section 1.03 Maintenance of Status of Security Interest, Collateral and Rights.

                  (a) Required Action.

                  The Pledgor shall take all actions, including the action specified on Schedule 1.03, that may be necessary or desirable, or that the Secured Party may request, so as at all times (i) to maintain the validity, perfection, enforceability and priority of the Security Interest in the Collateral in conformity with the requirements of Section 1.02, (ii) to protect and preserve the Collateral and (iii) to protect and preserve, and to enable the exercise or enforcement of, the rights of the Secured Party therein and hereunder and under the other Collateral Documents.

                  (b) Authorized Action.

                  The Secured Party is hereby authorized to file one or more financing or continuation statements or amendments thereto without the signature of or in the name of the Pledgor (and the Secured Party shall give notice to the Pledgor promptly after taking such actions; provided that



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failure to give such notice shall not affect any rights or remedies hereunder).
A carbon, photographic or other reproduction of this Agreement or of any financing statement filed in connection with this Agreement shall be sufficient as a financing statement.

         Section 1.04 Evidence of Status of Security Interest.

         The Pledgor shall from time to time, upon the reasonable request of the Secured Party, deliver to the Secured Party (a) such file search reports from such Uniform Commercial Code and other filing and recording offices and (b) such opinions of counsel relating to the Collateral, the attachment and perfection of the Security Interest and otherwise to this Agreement, as the Secured Party may request.

         Section 1.05 Pledgor Remains Obligated; Secured Party Not Obligated.

         The grant by the Pledgor to the Secured Party of the Security Interest shall not (a) relieve the Pledgor of any Liability to any Person under or in respect of any of the Collateral or (b) impose on the Secured Party any such Liability or any Liability for any act or omission on the part of the Pledgor relative thereto.

         Section 1.06 Pledgor's Limited Rights to Proceeds and Other Collateral.

         (a) The Pledgor shall, unless a Termination Event is continuing, cause the Depository Agent to receive, and unless a Termination Event is continuing, retain (A) all Account Proceeds and Ordinary Distributions and (B) proceeds of insurance required to be maintained pursuant to Section 2.04 that aggregate less than $1,000,000, but only to the extent such insurance proceeds are to be applied to restore or replace the property damaged. Proceeds of insurance, required to be maintained pursuant to Section 2.04, that aggregate at least $1,000,000, shall be held by the Secured Party as Collateral and, unless a Termination Event is continuing, shall be paid over to the Pledgor from time to time to be applied to restore or replace property damaged. Any balance of such proceeds of insurance not used to restore or replace the property damaged shall be held by the Secured Party as Collateral. Unless an Event of Default is continuing all instruments, chattel paper, securities, letters of credit and documents that are Collateral shall be made available to the Pledgor upon request for purposes of presentation, collection or renewal.

         (b) Subject to the Pledgor's rights under Section 1.06(a) and, prior to a Termination Event, the rights of the Depository Agent under the Depositary Agreement, the Secured Party shall be entitled to receive and retain all proceeds of Collateral, including Extraordinary Distributions. Subject to its rights under Section 1.06(a), the Pledgor shall cause the Depositary to receive and hold all proceeds of Collateral in trust for the Secured Party, not commingle the same with other funds or property and, immediately deliver the same or cause the same to be delivered in the exact form received, together with any necessary endorsements, to the Secured Party.


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                                    ARTICLE 2

               CERTAIN REPRESENTATIONS, WARRANTIES, AND COVENANTS

         The Pledgor represents, warrants and covenants as follows:

         Section 2.01 Authorization; Enforceability; Required Consents; Absence of Conflicts.

         The Pledgor has the power, and has taken all necessary action to authorize it, to execute, deliver and perform in accordance with their respective terms the Collateral Documents. This Agreement has been duly executed and delivered by the Pledgor and is, and each of the other Collateral Documents when delivered to the Secured Party will be, the legal, valid and binding agreement of the Pledgor, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or general principles of equity. The execution, delivery and performance in accordance with their respective terms by the Pledgor of the Collateral Documents does not and ( absent any change in any Applicable Law or applicable Contract) will not (a) require any Governmental Approval or any other consent or approval, including any consent or approval of any Subsidiary of the Pledgor or any consent or approval of the member of the Pledgor or any of its Subsidiaries, other than Governmental Approvals and other consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack, are in full force and effect and, in the case of any such required under any Applicable Law or Contract as in effect on the Agreement Date, are listed on
Schedule 2.01, or (b) violate or conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien (other than the Security Interest) upon any assets of the Pledgor under, (i) any Contract to which the Pledgor or any of its Subsidiaries is a party or by which the Pledgor or any of its Subsidiaries or any of their respective properties may be bound or (ii) any Applicable Law which could reasonably be expected to have a Materially Adverse Effect on (x) any Loan Document or (y) the Collateral.

         Section 2.02 Collateral.

         The Pledgor shall (a) have good title to, and be the sole owner of, each asset that is Collateral, (b) defend the Collateral against the claims and demands of all third Persons, (c) maintain its chief executive office and, if different from its chief executive office, each office where the books and records relating to any Receivables and General Intangibles are kept, only at and shall keep all tangible property that is Collateral only at or in transit to, (i) in the case of such chief executive office or other office, the location thereof specified in, and in the case of any such tangible property, any of the respective locations therefor specified in, the Questionnaire, or (ii) in any case, a location of which the Secured Party has received not less than 60 days prior written notice and which is located within one of the States of the United States (other than Louisiana), (d) give the Secured Party prompt notice of (i) the location of each new place of business opened by the Pledgor, (ii) each new location of any Collateral and (iii) any substantial loss or depreciation in the value of any of the Collateral, and (e) provide the Secured Party with such other information as to the Collateral as the Secured Party may request.


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         Section 2.03 Preservation of Existence and Properties, Scope of
Business, Compliance with Law, Payment of Taxes and Claims, Preservation of Enforceability.

         Pledgor shall and shall cause the AEE 2 Entities to (a) preserve and maintain its legal existence and all of its other franchises, licenses, rights and privileges, (b) preserve, protect and obtain all Intellectual Property, and preserve and maintain in good repair, working order and condition all other properties, required for the conduct of its business, including the observation of the life extension programs of the Additional Facilities, (c) engage only in businesses in substantially the same fields as the businesses conducted on the Agreement Date, (d) comply with Applicable Law, (e) pay or discharge when due all Taxes and all Liabilities that are or could reasonably be expected to become Liens on any of its properties and (f) take all action and obtain all consents and Governmental Approvals and make all Governmental Registrations required so that Pledgor's obligations under this Agreement will at all time be legal, valid and binding and enforceable in accordance with their respective terms, except that this Section 2.03 (other than clauses (a), in so far as it requires Pledgor to preserve its legal existence and requires Pledgor to cause the AEE 2 Entities to preserve their legal existence, (c) and (f)) shall not apply in any circumstance where noncompliance, together with all other noncompliances with this Section 2.03 will not have a Materially Adverse Effect on (x) Pledgor, (y) the Collateral or (z) the AEE 2 Entities.

         Section 2.04 Insurance.

         Pledgor shall and shall cause the AEE 2 Entities to maintain insurance with responsible insurance companies against at least such risks and in at least such amounts as is customarily maintained by similar businesses, or as may be required by Applicable Law or reasonably requested by the Required Banks. Insurance against such risks and in at least such amounts as is required from time to time under the Leases shall be deemed to be what is "customarily maintained by similar businesses" for purposes of this Section 2.04 in regards to the Additional Facilities.

         Section 2.05 Use of Proceeds.

         Pledgor shall and shall cause the AEE 2 Entities to use the proceeds of the Loans only to pay Operating and Maintenance Costs. None of the proceeds of any of the Loans shall be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock. If requested by any Bank, Pledgor shall and shall cause each of the AEE 2 Entities to complete and sign Part I of a copy of Federal Reserve Form U-1 referred to in Regulation U and deliver such copy to such Bank.

         Section 2.06 Liens.

         Pledgor shall not, and shall cause the AEE 2 Entities not to, directly or indirectly permit to exist, at any time, any Lien upon any of Pledgor's or the AEE 2 Entities' properties or assets of any character, whether now owned or hereafter acquired, or upon any income or profits therefrom, except that this
Section 2.06 shall not apply to Permitted Liens.


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
         Section 2.07 Disposition of Assets.

         Pledgor shall not, and shall cause the AEE 2 Entities not to, sell, lease, license, transfer or otherwise dispose of any asset or any interest therein, except that this Section 2.07 shall not apply to any disposition of any obsolete or retired property not used or useful in its business to the extent that the aggregate Fair Market Value of any such assets, interests or property so disposed of in any calendar year does not exceed $1,000,000.

         Section 2.08 Incurrence of Debt.

         Pledgor shall not, and shall cause the AEE 2 Entities not to, incur any Indebtedness, except that this Section 2.08 shall not apply to the Pledgor or any AEE 2 Entity in respect of Indebtedness referred to in clause (a) of the definition of Permitted Indebtedness or the Additional Facilities Mortgage.

         Section 2.09 Limitations on Investments.

         Pledgor shall not, and shall cause the AEE 2 Entities not to, make or authorize any investments other than Permitted Investments as set forth in
Section 3.12 of the Depository Agreement.

         Section 2.10 Transactions with Affiliates.

         Pledgor shall not, and shall cause the AEE 2 Entities not to, effect any transaction with any Affiliate that is (a) outside the ordinary course of business or (b) on a basis less favorable than would at the time be obtainable for a comparable transaction in arms-length dealing with an unrelated third party.

         Section 2.11

                  (a) Subsidiaries.

                  Pledgor shall not create, acquire or permit to exist any Subsidiary other than AES Westover L.L.C. and AES Greenidge L.L.C.

                  (b) Merger; Consolidation. Pledgor shall not permit any AEE 2 Entity to merge or consolidate with any Person or to liquidate, wind up or dissolve.

         Section 2.12 Additional Facilities.

         Pledgor shall and shall cause the AEE 2 Entities to cause each Additional Facility to be maintained and operated to the same maintenance and operating standards as AEE is required to maintain and operate Kintigh Station and Millikin Station under each Lease as in effect as of the date hereof.

         Section 2.13 Limited Liability Company Agreement.


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         (a) Pledgor shall comply in all material respects with all the terms and limitations contained in Pledgor's Limited Liability Company Agreement or other governing document. (b) Pledgor shall not amend or repeal its Limited Liability Company Agreement or other governing document without the written consent of the Secured Party (such consent not to be unreasonably withheld).

         Section 2.14 Payment of Operating and Maintenance Costs.

         The Pledgor shall not, and shall not permit any AEE 2 Entity to, commingle monies transferred to it from the Operating Account with any other monies. The Pledgor shall, and shall cause each AEE 2 Entity to hold all monies transferred to it from the Operating Account in a separate deposit account in which only monies transferred from the Operating Account shall be deposited. The Pledgor shall not and shall not permit any Person to use monies transferred to it from the Operating Account for any purpose other than to pay Operating and Maintenance Costs.

         Section 2.15 (a) Taxes and Fees.

         Except for those specified on Schedule 2.15(a), no recording or other taxes or recording, filing or other fees or charges are payable in connection with, arise out of, or are in any way related to, the execution, delivery, performance, filing or recordation of any of the Collateral Documents or the creation or perfection of the Security Interest.

                  (b) Accuracy of Questionnaire. The Questionnaire is, as of the Agreement Date, complete and correct in all material respects.


                                    ARTICLE 3

                                EVENT OF DEFAULT

         During an Event of Default, and in each such case:

         A.       Proceeds.

         Section 3.01 Application of Proceeds.

         Subject to the rights of the Depository Agent prior to a Termination Event, all cash proceeds received by the Secured Party upon any sale of, collection of, or other realization upon, all or any part of the Collateral and all cash held by the Secured Party as Collateral shall, subject to the Secured Party's right to continue to hold the same as cash Collateral, be applied as follows:

                  First: To the payment of all out-of-pocket costs and expenses incurred in connection with the sale of or other realization upon Collateral, including attorneys' fees and disbursements;

                  Second: To the payment of the Secured Obligations owing to the Secured Party in such order as the Secured Party may elect (with the Pledgor remaining liable for any deficiency);


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                  Third: To the payment of the other Secured Obligations (if any) in such order as the Required Banks may elect (with the Pledgor remaining liable for any deficiency); and

                  Fourth: To the extent of the balance (if any) of such proceeds, to the payment to the Pledgor, subject to Applicable Law and to any duty to pay such balance to the holder of any subordinate Lien in the Collateral.

         B.       Remedies.

         Section 3.02

                  (a) Use of Premises and Intellectual Property.

                  The Secured Party may (i) enter the Pledgor's premises and, until the Secured Party completes the enforcement of its rights in the Collateral, take exclusive possession of such premises or place custodians in exclusive control thereof, remain on such premises and use the same and all machinery and equipment for the purpose of (A) completing any work in process, preparing Collateral for disposition and disposing thereof and (B) collecting Collateral Obligations, and (ii) in the exercise of its rights under this Agreement, use the Pledgor's rights in, to and under all patents, trademarks and copyrights and licenses and sublicenses thereof, to the extent of the rights of the Pledgor therein, and the Pledgor hereby grants a license to the Secured Party for such purpose, subject to the consent, if required, of any licensor, franchisor or other third Person.

                  (b) Receiver.

                  The Secured Party may obtain the appointment of a receiver of the Collateral and the Pledgor consents to and waives any right to notice of such appointment.

                  (c) Collection of Collateral Proceeds by Pledgor.

                  Subject to the rights of the Depository Agent prior to a Termination Event, the Secured Party may, by notice to the Pledgor, direct it to, and thereupon the Pledgor shall, receive all proceeds of Collateral in trust for the Secured Party, not commingle the same with any other property or funds of the Pledgor and, unless the Secured Party shall have otherwise instructed the Pledgor, deliver or cause to be delivered all such proceeds in the exact form received, together with any necessary endorsements, to the Secured Party or to such Person or Persons as the Secured Party may designate.

                  (d) Notification.

                  Subject to the rights of the Depository Agent prior to a Termination Event, the Secured Party may notify, or request the Pledgor to notify, in writing or otherwise, each Collateral Debtor to make payment directly to the Secured Party. If, notwithstanding the giving of any notice, any such Person shall make payments to the Pledgor, the Pledgor shall hold all such payments it receives in trust for the Secured Party, without commingling the same with other funds or property of the Pledgor or any other Person, and shall deliver the same to the Secured Party immediately upon receipt by the Pledgor in the identical form received, together with any necessary


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endorsements, subject in such case, to the rights of the Depository Agent prior to a Termination Event.

                  (e) Secured Party's Rights with Respect to Proceeds and Other Collateral.

                  All payments and other deliveries received by or for the account of the Secured Party from time to time pursuant to Section 3.03(a) or
(b), together with the proceeds of all other Collateral from time to time held by or for the account of the Secured Party may, subject in such case, to the rights of the Depository Agent prior to a Termination Event, at the election of the Secured Party, (i) be or continue to be held by the Secured Party, or any Person designated by the Secured Party to receive or hold the same, as Collateral, (ii) be applied as provided in Section 3.01 or (iii) be disposed of in accordance with the provisions of this Agreement and Applicable Law.

                  (f) Enforcement by Secured Party.

                  The Secured Party may, without notice to the Pledgor and at such time or times as the Secured Party in its sole discretion may determine, exercise any or all of the Pledgor's rights in, to and under, or in any way connected with or related to, any or all of the Collateral.

                  (g) Adjustments.

                  Subject to the rights of the Depositary Agent prior to a Termination Event, the Secured Party may settle or adjust disputes and claims directly with Collateral Debtors for amounts and on terms that the Secured Party considers advisable and in all such cases only the net amounts received by the Secured Party in payment of such amounts, after deduction of out-of-pocket costs and expenses of collection, including reasonable attorneys' fees, shall be subject to the other provisions of this Agreement.

                  (h) Warehousing.

                  The Secured Party may cause any or all of the Inventory and the Machinery and Equipment to be placed in a public or field warehouse.

         Section 3.03 Instruments and Investment Property Collateral.

                  In connection with any sale of any instruments or investment property that are Collateral, the Secured Party may, at its election, comply with any limitation or restriction (including any restrictions on the number of prospective bidders and purchasers or any requirement that they have certain qualifications or that they represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such instruments or investment property) as it may be advised by counsel is necessary in order to avoid any violation of Applicable Law or to obtain any Governmental Approval, and such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall any Principal be liable nor accountable to the Pledgor for any discount allowed by reason of the fact that such instruments or investment property is sold in compliance with any such limitation or restriction.


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                                    ARTICLE 4

                                  MISCELLANEOUS

         Section 4.01 Expenses of Pledgor's Agreements and Duties.

         The terms, conditions, covenants and agreements to be observed or performed by the Pledgor under the Collateral Documents shall be observed or performed by it at its sole cost and expense.

         Section 4.02 Secured Party's Right to Perform on Pledgor's Behalf.

         If the Pledgor shall fail to observe or perform any of the terms, conditions, covenants and agreements to be observed or performed by it under the Collateral Documents, the Secured Party may (but shall not be obligated to) do the same or cause it to be done or performed or observed, either in its name or in the name and on behalf of the Pledgor, and the Pledgor hereby authorizes the Secured Party so to do.

         Section 4.03 Secured Party's Right to Use Agents and to Act in Name of Pledgor.

         The Secured Party may exercise its rights and remedies under the Collateral Documents through an agent or other designee and, in the exercise thereof, the Secured Party or any such other Person may act in its own name or upon an Event of Default in the name and on behalf of the Pledgor.

         Section 4.04 No Interference, Compensation or Expense.

         The Secured Party may exercise its rights and remedies under the Collateral Documents (a) without resistance or interference by the Pledgor, (b) without payment of any rent, license fee or compensation of any kind to the Pledgor and (c) for the account, and at the expense, of the Pledgor.

         Section 4.05 Limitation of Obligations with Respect to Collateral.

                  (a) Neither the Secured Party nor any other Principal shall have any obligation to protect or preserve any Collateral or to preserve rights pertaining thereto other than the obligation to use reasonable care in the custody and preservation of any Collateral in its actual possession. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property. The Secured Party shall be relieved of all responsibility for any Collateral in its possession upon surrendering it, or tendering surrender of it, to the Pledgor.

                  (b) Nothing contained in the Collateral Documents shall be construed as requiring or obligating the Secured Party or any other Principal, and neither the Secured Party nor any other Principal shall be required or obligated, to (i) make any demand, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice or take any action, with respect to any Collateral Obligation or any other Collateral or the monies due or to become due thereunder or in connection therewith, (ii) ascertain or take action with respect to calls, conversions, exchanges, maturities, tenders, offers or other matters relating to any Collateral, whether or not the Secured Party or any other Principal has or is deemed to have knowledge or notice thereof, (iii) take any necessary steps to preserve rights against any prior parties with respect to any Collateral or (iv) notify the Pledgor of any decline in the value of any Collateral.

         Section 4.06 Rights of Secured Party Under Uniform Commercial Code and Applicable Law.

         The Secured Party shall have, with respect to the Collateral, in addition to all of its rights and remedies under the Collateral Documents, (a) the rights and remedies of a secured party under the Uniform Commercial Code, whether or not the Uniform Commercial Code would otherwise apply to the Collateral in question, and (b) the rights and remedies of a secured party under all other Applicable Law.

         Section 4.07 Waivers of Rights Inhibiting Enforcement.

         The Pledgor waives (a) any claim that, as to any part of the Collateral, a public sale, should the Secured Party elect so to proceed, is, in and of itself, not a commercially reasonable method of sale for such Collateral,
(b) the right to assert in any action or proceeding between it and the Secured Party any offsets or counterclaims that it may have, (c) except as otherwise provided in any of the Collateral Documents, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH THE SECURED PARTY'S TAKING POSSESSION OR DISPOSITION OF ANY OF THE COLLATERAL INCLUDING ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT THE PLEDGOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, AND ALL OTHER REQUIREMENTS AS TO THE TIME, PLACE AND TERMS OF SALE OR OTHER REQUIREMENTS WITH RESPECT TO THE ENFORCEMENT OF THE SECURED PARTY'S RIGHTS HEREUNDER, (d) all rights of redemption, appraisement, valuation, stay and extension or moratorium and (e) all other rights the exercise of which would, directly or indirectly, prevent, delay or inhibit the enforcement of any of the rights or remedies under the Collateral Documents or the absolute sale of the Collateral, now or hereafter in force under any Applicable Law, and the Pledgor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waive the benefit of all such laws and rights.

         Section 4.08 Power of Attorney.

                  (a) In addition to the other powers granted the Secured Party by the Pledgor under the Collateral Documents, the Pledgor hereby appoints the Secured Party, and any other Person that the Secured Party may designate, as the Pledgor's attorney-in-fact to act, in the name, place and stead of the Pledgor in any way in which the Pledgor itself could do, with respect to each of the following: (i) endorsing the Pledgor's name on (A) any checks, notes, acceptances, money orders, drafts or other forms of payment during an Event of Default, (B) any proxies, documents, instruments, notices, freight bills, bills of lading or other documents or agreements relating to the Collateral during an Event of Default, (C) notices of assignment, financing statements and other public records; (ii) during an Event of Default claiming for, adjusting, and instituting legal proceedings to collect, any amounts payable under insurance, and applicable loss payable endorsements, required to be maintained under any of the Collateral Documents; (iii) taking any actions or exercising any rights, powers or privileges that the Pledgor is entitled to take or exercise and that, under the terms of any of the Collateral Documents, the Secured Party is authorized to take or exercise; (iv) doing or causing to be done any or all things necessary or, in the determination of the Secured Party, desirable to observe or perform the terms, conditions, covenants and agreements to be observed or performed by the Pledgor under the Collateral Documents and otherwise to carry out the provisions of the Collateral Documents; and (v) during an Event of Default, notifying the post office authorities to change the address for delivery of the Pledgor's mail to an address designated by the Secured Party, and receiving, opening and disposing of all mail addressed to the Pledgor (with all mail not constituting, evidencing or relating to the Collateral to be forwarded by the Secured Party to the Pledgor). The Pledgor hereby ratifies and approves all acts of the attorney.

                  (b) To induce any third Person to act under this Section 4.08, the Pledgor hereby agrees that any third Person receiving a duly executed copy or facsimile of this Agreement may act under this Section 4.08, and that the termination of this Section 4.08 shall be ineffective as to such third Person unless and until actual notice or knowledge of such termination shall have been received by such third Person, and the Pledgor, on behalf of itself and its successors and assigns, hereby agrees to indemnify and hold harmless any such third Person from and against any and all claims that may arise against such third Person by reason of such third Person having relied on the provisions of this Section 4.08.

         Section 4.09 Termination of Security Interest.

         The Security Interest and all of the Pledgor's obligations under Articles 1, 2 and 3 shall terminate upon the latest of (a) the repayment, to the extent due, and, to the extent not due, the satisfaction or securing, in a manner acceptable to the Secured Party, of the Secured Obligations, (b) the termination of the Commitments, (c) the execution and delivery to the Secured Party of a release, in form and substance satisfactory to it, of all Loan Document Related Claims that the Loan Parties may have against the Indemnified Persons under the facts existing at such time, whether or not known or knowable, and (d) the discharge, dismissal with prejudice, settlement, release or other termination of any other Loan Document Related Claims that may be pending or threatened against the Indemnified Persons.

         Section 4.10 Notices.

         No notice shall be effective under Section 2.02(c) or 2.02(d), unless it is specifically designated, in the case of a notice under Section 2.02(c), "Notice of Change of Executive Office and Books and Records", in the case of a notice under Section 2.02(d), unless it is specifically designated "Notice of New Location of Collateral."

         Section 4.11 Governing Law.

         The rights and duties of the Pledgor, the Secured Party and the other Principals under Collateral Documents (including matters relating to the Maximum Permissible Rate) shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

         Section 4.12 LIMITATION OF LIABILITY.

         NEITHER THE SECURED PARTY NOR ANY OTHER PRINCIPAL SHALL HAVE ANY LIABILITY WITH RESPECT TO, AND THE PLEDGOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE FOR:

                  (a) ANY LOSS OR DAMAGE SUSTAINED BY THE PLEDGOR, OR ANY LOSS, DAMAGE, DEPRECIATION OR OTHER DIMINUTION IN THE VALUE OF ANY COLLATERAL, THAT MAY OCCUR AS A RESULT OF, IN CONNECTION WITH, OR THAT IS IN ANY WAY RELATED TO, ANY EXERCISE OF ANY RIGHT OR REMEDY UNDER THE COLLATERAL DOCUMENTS, EXCEPT FOR ANY SUCH LOSS, DAMAGE, DEPRECIATION OR DIMINUTION TO THE EXTENT THAT THE SAME IS DETERMINED BY A JUDGMENT OF A COURT THAT IS BINDING ON THE PLEDGOR AND SUCH PRINCIPAL, FINAL AND NOT SUBJECT TO REVIEW ON APPEAL, TO BE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF SUCH PRINCIPAL CONSTITUTING (x) WILLFUL MISCONDUCT, OR (y) GROSS NEGLIGENCE; OR

                  (b) ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, AND, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, PUNITIVE, SUFFERED BY THE PLEDGOR IN CONNECTION WITH ANY COLLATERAL DOCUMENT RELATED CLAIM.

         Section 4.13 Counterparts.

         Each Collateral Document may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

         Section 4.14 Entire Agreement.

         This Agreement embodies the entire agreement among the Pledgor, the Secured Party and the Banks relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

         Section 4.15 Successors and Assigns.

         All of the provisions of each Collateral Document shall be binding upon and inure to the benefit of the Pledgor, the Secured Party and the other Principals and their respective successors and assigns.

         Section 4.16 Delivery of Opinions Authorized.

         The Pledgor hereby acknowledges and agrees that each Person that has rendered or may render an opinion, report or similar communication, including legal opinions and accountant's reports, to any Person in connection with the Collateral Documents, has been and is hereby authorized and directed to so deliver such opinion, report or communication.


                                    ARTICLE 5

                                 INTERPRETATION

         Section 5.01 Definitional Provisions.

                  (a) Certain Terms Defined by Reference.

         Except where the context clearly indicates a different meaning, all terms defined in Article 1, 8 or 9 of the Uniform Commercial Code, as in effect on the date of this Agreement, are used herein with the meanings therein ascribed to them; such terms include "account", "chattel paper", "commodity account", "commodity contract", "control", "deposit account", "document", "equipment", "financial asset", "general intangibles", "goods", "instrument", "inventory", "investment property", "money", "proceeds", "securities account", "security", "security entitlement" and "security interest". In addition, the terms "account", "collateral" and "security interest", when capitalized, have the meanings specified in subsection (b) below and the term "deposit account" includes an account evidenced by a certificate of deposit.

                      (i) Except in the case of "Agreement", "Agreement Date", "Collateral", "Intellectual Property", "Permitted Lien",
         "Representation and Warranty" and "Security Interest" and as otherwise specified herein, all terms defined in the Credit Agreement are used herein with the meanings therein ascribed to them.

                  (b) Other Defined Terms.

                  For purposes of this Agreement:

                  "Account" means a Receivable that represents the right to payment for goods sold or leased or for services rendered.

                  "Account Proceeds" means proceeds of an Account.

                  "Agreement" means this Agreement, including all schedules, annexes and exhibits hereto.

                  "Agreement Date" means the date set forth as such on the last signature page hereof.

                  "Bank Account" means (i) a deposit, custody, or other account (whether, in any case, time or demand or interest or non-interest bearing and whether maintained at a branch or office located within or without the United States) of the Pledgor with the Secured Party, any other Principal or any Affiliate of the Secured Party or any other Principal, (ii) all amounts from time to time credited to such account, (iii) all cash, financial assets and other investment property, instruments, documents, chattel paper, general intangibles, accounts and other property from time to time credited to such account or representing investments and reinvestments of amounts from time to time credited to such account and (iv) all interest, principal payments, dividends and other distributions payable on or with respect to, and all proceeds of, (A) all property so credited or representing such investments and reinvestments and (B) such account.

                  "Collateral" means the Pledgor's interest (WHATEVER IT MAY BE) in each of the following, IN EACH CASE WHETHER NOW OR HEREAFTER EXISTING OR NOW OWNED OR HEREAFTER ACQUIRED BY THE PLEDGOR AND WHETHER OR NOT THE SAME IS NOW CONTEMPLATED, ANTICIPATED OR FORESEEABLE, is subject to Article 8 or 9 of the Uniform Commercial Code or is Collateral by reason of one or more than one of the following clauses, AND WHEREVER THE SAME MAY BE LOCATED:

                        (i) all Receivables;

                       (ii) all General Intangibles;

                      (iii) all Inventory;

                       (iv) all Machinery and Equipment;

                        (v) all Instruments;

                       (vi) all Investment Property Collateral;

                      (vii) all Designated Material Contracts;

                     (viii) all Bank Accounts;

                       (ix) all rights (contractual and otherwise and whether constituting accounts general intangibles or investment property or other financial assets) constituting, arising under, connected with, or in any way related to, any or all Collateral;

                        (x) all books, records, ledgercards, files, correspondence, computer programs, tapes, disks and related data processing software (owned by the Pledgor or in which it has an interest) that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

                       (xi) all goods and other property, whether or not delivered, (A) the sale, lease or furnishing of which gives or purports to give rise to any Receivable, including all merchandise returned or rejected by or repossessed from customers, or (B) securing any Receivable, including all of the Pledgor's rights as an unpaid vendor or lienor, including stoppage in transit, replevin and reclamation with respect to such goods and other properties;

                      (xii) all documents of title, policies and certificates of insurance, securities, chattel paper and other documents or instruments evidencing or pertaining to any Collateral;

                       (xiii) all guaranties, Liens on real or personal property,leases and other agreements and property that in any way secure or relate to any Collateral, or are acquired for the purpose of securing and enforcing any item thereof;

                      (xiv) all claims (including the right to sue or otherwise recover on such claims) (A) to items referred to in the definition of Collateral, (B) under warranties relating to any Collateral and (C) against third parties for (1)(aa) loss, destruction, requisition, confiscation, condemnation, seizure, forfeiture or infringement of, or damage to, any Collateral, (bb) payments due or to become due under leases, rentals and hires of any Collateral, (cc) proceeds payable under or unearned premiums with respect to policies of insurance relating to any Collateral and (2) breach of any Contract constituting Collateral; and

                       (xv) all products and proceeds of Collateral in whatever form. The inclusion of "proceeds" of Collateral in the definition of "Collateral" shall not be deemed a consent by the Secured Party to any sale or other disposition of any Collateral not otherwise specifically permitted by the terms hereof.

                  "Collateral Debtor" means a Person (including an issuer of any share of capital stock or other unit of ownership interest constituting Securities and Instrument Collateral) obligated on, bound by, or subject to, a Collateral Obligation.

                  "Collateral Documents" means (i) this Agreement and (ii) all other agreements, documents and instruments related to, arising out of, or in any way connected with, (A) this Agreement, (B) any other agreement, document or instrument referred to in this clause (ii), or (C) any of the transactions contemplated by this Agreement or any such other agreement, document or instrument, in each case whether now or hereafter executed.

                  "Collateral Obligation" means a Liability that is Collateral and includes any such constituting or arising under any Receivable, General Intangible, Designated Material Contract Instrument or Investment Property Collateral.

                  "Credit Agreement" means the Secured Revolving O&M Costs Facility, dated as of May 14, 1999, among AES Eastern Energy, L.P., the Banks listed on the signature pages thereof and Credit Suisse First Boston as Agent.

                  "Commodity Account" means a commodity account.

                  "Commodity Contract" means a commodity contract.

                  "Constituent Collateral" means in the case of Collateral that is Investment Property, Collateral that consists of commodity accounts, commodity contracts, securities, securities accounts and security entitlements.

                  "Control Agreement" means, as applied to any Investment Property, a Contract, in form and substance acceptable to the Secured Party in its sole and absolute discretion, pursuant to which the Secured Party is granted control over such Investment Property.

                  "Distributions" means Ordinary Distributions and Extraordinary Distributions.

                  "Extraordinary Distributions" means (in each case whether or not in cash) all dividends, interest, principal payments and other distributions and other payments (including cash and securities payable in connection with calls, conversions, redemptions and the like) on or in respect of, and all proceeds (including cash and securities receivable in connection with tender or other offers) of, Investment Property Collateral other than Ordinary Distributions.

                  "General Intangibles" means general intangibles.

                  "Instrument" means an instrument.

                  "Intellectual Property" means (i) (A) patents and patent rights, (B) trademarks, trademark rights, trade names, trade name rights, corporate names, business names, trade styles, service marks, logos and general intangibles of like nature, together with, in the case of each item referred to in or contemplated by clauses (A), (B) or (C), the goodwill of the business connected with the use of or symbolized by the same, and (C) copyrights, in each case whether registered, unregistered or under pending registration and, in the case of any such that are registered or under pending registration, whether registered or under pending registration under the laws of the United States or any other country, (ii) reissues, continuations, continuations-in-part and extensions of any Intellectual Property referred to in clause (i), and (iii) rights relating to any Intellectual Property referred to in clause (i) or (ii), including rights under applications (whether pending under the laws of the United States or any other country) or licenses relating thereto.

                  "Inventory" means all inventory.

                  "Investment Property" means investment property.

                  "Investment Property Collateral" means: (i) (A) all Securities; (B) all Securities Accounts; (C) all Security Entitlements; (D) all Commodity Accounts; (E) all Commodity Contracts; (F) all Investment Property;
(ii) all replacements and substitutions for any Investment Property Collateral that is (whether by virtue of clause (i) or this clause (ii)) Investment Property Collateral; and (iii) the certificates, if any, representing any of the foregoing.

                  "Jurisdiction" means, in the case of a securities intermediary, its jurisdiction determined in accordance with Section 8-110(e), and, in the case of a commodity intermediary, its jurisdiction determined in accordance with Section 9-103(e), of the Uniform Commercial Code.

                  "Machinery and Equipment" means all equipment wherever located and whether or not the same are "fixtures".

                  "Material Contract" means any Contract, whether now or hereafter existing, that is material to the financial condition, results of operations or business prospects of the Pledgor and to which the Pledgor is a party.

                  "Ordinary Distributions" means cash dividends to the extent paid out of retained earnings, and interest paid in cash, in each case with respect to Investment Property Collateral, except to the extent that any such dividend is made in connection with partial or total liquidation or a reduction of capital, or any such interest is penalty interest, or, in each case, to the extent the same is not in the ordinary course.

                  "Permitted Lien" means (i) a Permitted Lien under the Credit Agreement or (ii) a Lien created in favor of the Secured Party under the Collateral Documents.

                  "Pledgor" means AEE 2, L.L.C., a Delaware limited liability company.

                  "Principals" means all Persons that are, or at any time were, the Secured Party, the Agent, a Bank or any other Indemnified Person.

                  "Questionnaire" means the Questionnaire in the form attached hereto as Schedule 2.15(b) executed and delivered by the Pledgor to the Secured Party in connection with this Agreement.

                  "Receivables" means (i) all accounts and (ii) all other rights to the payment of money.

                  "Representation and Warranty" means each representation or warranty made pursuant to or under (i) Article 2 or any other provision of this Agreement, (ii) any of the other Collateral Documents or (iii) any amendment to, or waiver of rights under, this Agreement or any of the other Collateral Documents, WHETHER OR NOT, IN THE CASE OF ANY REPRESENTATION OR WARRANTY REFERRED TO IN CLAUSE (i), (ii) OR (iii) OF THIS DEFINITION (EXCEPT, IN EACH CASE, TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED), THE INFORMATION THAT IS THE SUBJECT MATTER THEREOF IS WITHIN THE KNOWLEDGE OF THE PLEDGOR.

                  "Secured Obligations" means all Liabilities of any Loan Party owing to, or in favor or for the benefit of, or purporting to be owing to, or in favor or for the benefit of, the Principals under the Loan Documents to which the Pledgor is a party, in each case (i) WHETHER NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, (ii) whether owing to, or in favor or for the benefit of, or purporting to be owing to, or in favor or for the benefit of, Persons that are Principals as of the Agreement Date or that become Principals by reasons of any succession or assignment at any time thereafter and (iii) WHETHER OR NOT AN ALLOWABLE CLAIM AGAINST THE BORROWER OR ANY OTHER LOAN PARTY UNDER THE BANKRUPTCY CODE OR OTHERWISE ENFORCEABLE AGAINST ANY SUCH PERSON, AND INCLUDING, IN ANY EVENT, INTEREST AND OTHER LIABILITIES ACCRUING OR ARISING AFTER THE FILING BY OR AGAINST ANY SUCH PERSON OF A PETITION UNDER THE BANKRUPTCY CODE OR THAT WOULD HAVE SO ACCRUED OR ARISEN BUT FOR THE FILING OF SUCH A PETITION.

                  "Secured Party" means the Agent, acting both on its own behalf as Agent and as the agent for and representative (within the meaning of Section 9-105(m) of the Uniform Commercial Code) of the other Principals.

                  "Securities Account" means a securities account.

                  "Security" means a security.

                  "Security Entitlement" means a security entitlement.

                  "Security Interest" means the mortgages, pledges and assignments to the Secured Party of, the continuing security interest of the Secured Party in, and the continuing lien of the Secured Party upon, the Collateral intended to be effected by the terms of this Agreement or any of the other Collateral Documents.

                  "Termination Event" means (i) the termination of each of the Leases following the occurrence of a Lease Event of Default or (ii) the Secured Party notifies the Pledgor that pursuant to Section 7.02 of the Credit Agreement the Commitments have terminated and the Secured Party has elected to exercise remedies under the Security Agreement or the Pledge Agreement including, but not limited to, directing the Pledgor to cease making payments to the Depositary Agent under the Depositary Agreement.

         Section 5.02 Other Interpretative Provisions.

                  (a) Except as otherwise specified herein, all references herein (i) to any Person shall be deemed to include such Person's successors and assigns, (ii) to any Applicable Law defined or referred to herein shall be deemed references to such Applicable Law or any successor Applicable Law as the same may have been or may be amended or supplemented from time to time and (iii) to any Loan Document or Contract defined or referred to herein shall be deemed references to such Loan Document or Contract (and, in the case of any instrument, any other instrument issued in substitution therefor) as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time.

                  (b) When used in this Agreement, the words "herein", "hereof" and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Article", "Section", "Annex", "Schedule" and "Exhibit" shall refer to Articles and Sections of, and Annexes, Schedules and Exhibits to, this Agreement unless otherwise specified.

                  (c) Whenever the context so requires, the neuter gender includes the masculine or feminine, the masculine gender includes the feminine, and the singular number includes the plural, and vice versa.

                  (d) Any item or list of items set forth following the word "including", "include" or "includes" is set forth only for the purpose of indicating that, regardless of whatever other items are in the category in which such item or items are "included", such item or items are in such category, and shall not be construed as indicating that the items in the category in which such item or items are "included" are limited to such items or to items similar to such items.

                  (e) Each power of attorney, license and other authorization in favor of the Secured Party or any other Person granted by or pursuant to this Agreement shall be deemed to be irrevocable and coupled with an interest.

                  (f) Except as otherwise indicated, any reference herein to the "Collateral", the "Secured Obligations", the "Loan Documents", the "Collateral Documents", the "Principals" or any other collective or plural term shall be deemed a reference to each and every item included within the category described by such collective or plural term, so that (i) a reference to the "Collateral", the "Secured Obligations" or the "Principals" shall be deemed a reference to any or all of the Collateral, the Secured Obligations or the Principals, as the case may be, and (ii) a reference to the "obligations" of the Loan Parties under the "Loan Documents" or the "Collateral Documents" shall be deemed a reference to each and every obligation under each and every Loan Document or Collateral Document, as the case may be, whether any such obligation is incurred under one, some or all of the Loan Documents or the Collateral Documents, as the case may be.

                  (g) Except where the context clearly indicates a different meaning, references in this Agreement to Inventory, Machinery and Equipment, Patents, Patent Licenses, Trademarks, Trademark Licenses, Copyrights, Copyright Licenses, and other types of property, means the same to the extent they are Collateral.

                  (h) Except as otherwise specified therein, all terms defined in this Agreement shall have the meanings herein ascribed to them when used in the other Collateral Documents or any certificate, opinion or other document delivered pursuant hereto or thereto.

         Section 5.03 Representations and Warranties.

         All Representations and Warranties shall be deemed made (a) in the case of any Representation and Warranty contained in this Agreement at the time of its initial execution and delivery, at and as of the Agreement Date, (b) in the case of any Representation and Warranty contained in this Agreement or any other document at the time any Loan is made, at and as of such time and (c) in the case of any particular Representation and Warranty, wherever contained, at such other time or times as such Representation and Warranty is made or deemed made in accordance with the provisions of this Agreement or the document pursuant to, under or in connection with which such Representation and Warranty is made or deemed made.

         Section 5.04 Captions.

         Captions to Articles, Sections and subsections of, and Annexes, Schedules and Exhibits to, the Collateral Documents are included for convenience of reference only and shall not constitute a part of the Collateral Documents for any other purpose or in any way affect the meaning or construction of any provision of the Collateral Documents.

         Section 5.05 No Recourse to Affiliates.

         This Agreement is solely and exclusively among the Pledgor and the Secured Party and any obligations created herein shall be the sole obligations of the parties hereto. No party shall have recourse to any parent, subsidiary, affiliate, director or officer, as such, of any other party for performance of said obligations unless the obligations are assumed in writing by the Person against whom recourse is sought.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the Agreement Date.


                                          AEE 2, L. L. C.



                                          By
                                             -----------------------------------
                                               Name:
                                               Title:


                                          CREDIT SUISSE FIRST BOSTON
                                          as Secured Party



                                          By
                                             -----------------------------------
                                               Name:
                                               Title:




                                          By
                                             -----------------------------------
                                               Name:
                                               Title:



                                          Agreement Date: May 14, 1999

                                                                   Schedule 1.03

                           SCHEDULE OF REQUIRED ACTION

Pursuant to, and without thereby limiting, its obligations under Section 1.05, the Pledgor hereby agrees that it will file UCC-1 financing statements substantially in the form of Schedule 1.03(a).

                                                                Schedule 1.03(a)


                               STANDARD FORM UCC-1

                               FINANCING STATEMENT

1.       Debtor:  [Insert Pledgor's name and address]

2.       Secured Party:  [Insert Secured Party's name and address]

3. "Collateral" as defined in Annex A attached hereto, whether now or hereafter existing or now owned or hereafter acquired, including certain accounts, contract rights and general intangibles; certain goods, including certain machinery, fixtures and attachments, accessories, components and parts installed therein or affixed thereto, finished goods, work-in-process and raw materials; certain investment property and financial assets; certain instruments; and proceeds of the foregoing.

Signature Lines:


         Debtor:  [Insert Pledgor's name]

         Secured Party:  [Insert Secured Party's name]

                      ANNEX A TO UCC-1 FINANCING STATEMENT


DEBTOR:  AEE 2, L.L.C.

SECURED PARTY:  CREDIT SUISSE FIRST BOSTON


THE TERMS "RECEIVABLES", "GENERAL INTANGIBLES", "INVENTORY", "MACHINERY AND EQUIPMENT", "INSTRUMENTS", "INVESTMENT PROPERTY COLLATERAL", AND "DESIGNATED MATERIAL CONTRACTS", AND TERMS USED IN SUCH TERMS, ARE DEFINED IN THE SECURITY AGREEMENT DATED AS OF MAY 14, 1999 BETWEEN DEBTOR AND SECURED PARTY, AS AMENDED FROM TIME TO TIME.

                             COLLATERAL DESCRIPTION

         "Collateral" means the Debtor's interest (whatever it may be) in each of the following, in each case whether now or hereafter existing or now owned or hereafter acquired by the Debtor and whether or not the same is now contemplated, anticipated or foreseeable, or is Collateral by reason of one or more than one of the following clauses, and wherever the same may be located:

               (a) all Receivables;

               (b) all General Intangibles;

               (c) all Inventory;

               (d) all Machinery and Equipment;

               (e) all Instruments;

               (f) all Investment Property Collateral;

               (g) all rights (contractual and otherwise and whether constituting accounts, general intangibles or investment property or other financial assets) constituting, arising under, connected with, or in any way related to, any or all Collateral;

               (h) all books, records, ledgercards, files, correspondence, computer programs, tapes, disks and related data processing software (owned by the Debtor or in which it has an interest) that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

               (i) all goods and other property, whether or not delivered, (i) the sale, lease or furnishing of which gives or purports to give rise to any Receivable, including all merchandise returned or rejected by or repossessed from customers, or (ii) securing any Receivable, including all of the Debtor's rights as an unpaid vendor or lienor, including stoppage in transit, replevin and reclamation with respect to such goods and other properties;

               (j) all documents of title, policies and certificates of insurance, securities, chattel paper and other documents or instruments evidencing or pertaining to any Collateral;

               (k) all guaranties, liens on real or personal property, leases and other agreements and property that in any way secure or relate to any Collateral, or are acquired for the purpose of securing and enforcing any item thereof;

               (l) all claims (including the right to sue or otherwise recover on such claims) (i) to items referred to in the definition of Collateral, (ii) under warranties relating to any Collateral, (iii) against third parties for (A)
(1) loss, destruction, requisition, confiscation, condemnation, seizure, forfeiture or infringement of, damage to, (2) payments due or to become due under leases, rentals or hires of, and (3) proceeds payable under or unearned premiums with respect to policies of insurance relating to, any Collateral and
(B) breach of any Contract constituting Collateral; and

               (m) all products and proceeds of Collateral in whatever form.

         Some of the Collateral may be located at: [Insert locations of Collateral]

                                                                   Schedule 2.01


            SCHEDULE OF REQUIRED CONSENTS AND GOVERNMENTAL APPROVALS


                                      NONE

                                                                Schedule 2.15(b)

                        SECURITY AGREEMENT QUESTIONNAIRE



The undersigned (the "Pledgor") is entering into a Security Agreement with Credit Suisse First Boston, as Agent. In connection with the Security Agreement the Pledgor is required to answer the following questions.

1 What is the Pledgor's exact legal name as it appears in its organizational certificate?

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

2 Has the Pledgor ever changed its name? If so, state each other name the Pledgor has had.

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

3a Does the Pledgor do business under any other name? If so, state each such name.

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

b. Does the Pledgor use or has the Pledgor used any trade names or trade styles? If so, list each of them.

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

c. If the Pledgor has at any time during the preceding five years done business under any name or used any trade name or trade style not listed under a. or b., list each such name or style.

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

4. Attach hereto the forms of all invoices used by the Pledgor at any time within the immediately preceding 5 years, and indicate which of such forms are currently being used.

5. Has the Pledgor changed its identity or legal structure in any way within the past four months? Changes in legal structure would include incorporation of a partnership or sole proprietorship, reorganization in a different state, mergers, consolidations and acquisitions. If any such change has taken place, indicate the nature of such change and give the names of each corporation or other entity that was incorporated, merged or consolidated with or acquired by the Pledgor in such transaction (including each name under which each such corporation or entity has done business) and the address of each place of business of each such corporation or entity immediately prior to such incorporation, merger, consolidation or acquisition and within four months prior to the date of this Questionnaire.

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

6a. State the complete address (including the county) of the Pledgor's chief executive office and, if different from its chief executive office, of the office where the Pledgor keeps its books and records relating to its accounts or contract rights, specifying in each case whether such location is owned or leased by Pledgor and, if leased, specifying the name and address of the

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

b. If the Pledgor maintains any records relating to any of the Collateral with an independent computer service firm or the like specify the address (including the county) of each such Person.

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

7.

         Has the Pledgor's chief executive office or office where the Pledgor keeps its books and records relating to its accounts or contract rights been located at any other address (including that of any independent computer service firm or the like) during the past four months? If so, specify each such address (including the county) and whether such location was owned or leased by Pledgor and, if leased, specifying the name and address of the landlord.

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

8. State the complete address (including the county) of each other place of business that the Pledgor presently has, specifying in each case whether such location is owned or leased by Pledgor and, if leased, specifying the name and address of the landlord.

9. State the complete address (including the county) of each place of business that the Pledgor has had in the past four months, other than those listed in the answers to questions 6, 7, and 8, specifying in each case whether such location was owned or leased by Pledgor and, if leased, specifying the name and address of the landlord.

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

10. State the complete address (including the county) of each location where the Pledgor keeps any inventory or machinery and equipment, specifying (a) in each case whether such location is owned or leased by Pledgor and, if leased, specifying the name and address of the landlord and (b) the approximate book value of the (i) inventory and (ii) machinery and equipment maintained at each such location.

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

11. Has any of the Pledgor's inventory or machinery and equipment been located during the past four months at any location other than the locations listed in the answers to questions 6, 7, 8, 9 and 10? If so, state the complete address (including the county) of each such location, specifying in each case whether such location was owned or leased by Pledgor and, if leased, specifying the name and address of the landlord.

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

12. Does any person or entity other than the Pledgor have possession of any of the Pledgor's inventory or machinery and equipment? If so, state the name and address (including the county) of each such person or entity, specifying in each case whether such location is owned or leased by Pledgor and, if leased, specifying the name and address of the landlord.

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

13. When the Pledgor purchases goods, are there any places in which such goods might in the usual course of the purchase transaction be located, even temporarily for purposes of transshipment? If so, state the complete address (including the county) of each such location.

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

14. Has the Pledgor acquired any of its inventory or machinery and equipment otherwise than in the ordinary course of business? (For this purpose, acquisitions not in the ordinary course of business include, BUT ARE NOT LIMITED TO, acquisitions from persons other than the manufacturer.) If so, specify the nature of any such acquisition.

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

15a. Does the Pledgor own or have an interest in any goods other than inventory or machinery and equipment, such as crops, minerals or the like? If so please describe such goods and state the complete address (including the county) where such goods are located.

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

b. State the respective aggregate book values of so much of the Pledgor's machinery and equipment as consists of (i) airplanes, (ii) automotive equipment, (iii) ships and other vessels and (iv) railroad locomotives and rolling stock.

         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------

16a. Are any of the Pledgor's accounts receivables payable by United States Government or any department or agency thereof? If so, please state the aggregate amount thereof and the percentage that those accounts receivables are of all of the Pledgor's accounts receivables, in each case as of a recent, specified date.

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

b. Is any of the Pledgor's inventory subject to a claim under any contract with the United States Government or any department or agency thereof that title to such inventory has vested in such person by virtue of progress payments? If so, please state the aggregate amount thereof and the percentage that that inventory is of all of the Pledgor's inventory, in each case as of a recent, specified date.

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

c. Does any of the Pledgor's inventory consist of perishable agricultural commodities and products subject to the trust imposed by the Perishable Agricultural Commodities Act? If so, please state the aggregate amount thereof and the percentage that that inventory is of all of the Pledgor's inventory, in each case as of a recent, specified date.

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

d. Does any of the Pledgor's inventory consist of livestock or meat, meat food products or livestock products derived therefrom subject to the trust imposed by the Packers and Stockyards Act? If so, please state the aggregate amount thereof and the percentage that that inventory is of all of the Pledgor's inventory, in each case as of a recent, specified date.

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

17a. Please supply the following information with respect to each patent and patent application in which the Pledgor has any interest (whether as owner, licensee or otherwise):


                                                            Patents
  Nature of Interest (e.g.,        Registered Patent No.               Issue Date                 Country of Issue
       owner, licenses)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------


                                                     Patent Applications

  Nature of Interest (e.g.,              Serial No.                   Filing Date                 Country of Issue
       owner, licensee)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

b. If the Pledgor's interest in any of the foregoing is otherwise than as owner, please describe the nature of such interest.

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

18a. Please supply the following information with respect to each registered trademark and trademark application in which the Pledgor has any interest (whether as owner, licensee or otherwise):


                              Registered Trademarks

    Nature of         Registered      Registration     Class Covered   Int'l Services    Goods or Date     Country of
 Interest (e.g.,       Trademark           No.                             Covered        Registered      Registration
 owner, licensee)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------


                             Trademark Applications

 Nature of Interest       Trademark           Serial No.         Int'l Class      Goods or Services       Country of
   (e.g., owner,         Application                               Covered             Covered           Application
     licensee)            relates to
                          following
                          Trademark
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

b. If the Pledgor's interest in any of the foregoing is otherwise than as owner, please describe the nature of such interest.

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

1a. Please supply the following information with respect to each copyright and copyright application in which the Pledgor has any interest (whether as owner, licensee or otherwise):


                                   Copyrights

    Nature of          Copyright      Copyright No.      Property          Date of        Docket No.       Country of
 Interest (e.g.,                                          Covered         Copyright                       Registration
 owner, licensee)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

b. If the Pledgor's interest in any of the foregoing is otherwise than as owner, please describe the nature of such interest.

20 Does the Pledgor have any existing lockbox arrangements? If so, please identify each bank or other entity with which any such arrangement is maintained.

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

21. State the following information, in each case as of the Agreement Date, with respect to each security that is to be Securities and Instrument Collateral on the Agreement Date.

       Issuer          Debt or Equity     Certificated or        Class or        Number of Shares      Percent of
                                           Uncertificated         Series           of Principal        Outstanding
                                                                                   Amount Owned      Class or Series

22. State the following information, in each case as of the Agreement Date, with respect to each instrument that is to be Securities and Instrument Collateral on the Agreement Date.

  Maker or Drawer      Certificated or        Class or       Principal Amount       Percent of
                       Uncertificated          Series              Owed         Outstanding Class
                                                                                    or Series




23. State the following information, in each case as of the Agreement Date, with respect to each securities account that is to be Securities and Instrument Collateral on the Agreement Date.


                                                              Securities Intermediary's Name and
                                                            Jurisdiction (Determined Under Uniform
                     Account No.                               Commercial Code Section 8-110(e))



24. State the following information, in each case as of the Agreement Date, with respect to each security entitlement that is to be Securities and Instrument Collateral on the Agreement Date.

Securities Intermediary                                                Financial Asset(s)
                                                                                                      % on
                                                                                                   Agreement
                                                                  Class      No. of Shares          Date of
                                                                   or             or             Outstanding
                                                       Issuer     Series     Principal Amt.     Class or Series



1(a)     Name:    [Insert here name of applicable
                    Securities Intermediary]

                  Security Account(s):
                  No _____
                  No _____

(b)      Jurisdiction:     [Insert here  Securities Intermediary's Jurisdiction
                             (Determined Under Uniform Commercial

                             Code Section 8-110(e))]

2(a)     Name:    [Insert here name of applicable
                    Securities Intermediary]

                  Security Account(s):
                  No _____
                  No _____

(b)      Jurisdiction:     [Insert here  Securities Intermediary's Jurisdiction
                             (Determined Under Uniform Commercial
                             Code Section 8-110(e))]

25. State the following information, in each case as of the Agreement Date, with respect to each commodity account that is to be Securities and Instrument Collateral on the Agreement Date.

                                                        Commodity Intermediary's Name and Jurisdiction
                                                      (Determined Under Uniform Commercial Code Section
                     Account No.                                           9-103(e))


26. State the following information, in each case as of the Agreement Date, with respect to each commodity contract that is to be Securities and Instrument Collateral on the Agreement Date.

                                                        Commodity Intermediary's Name and Jurisdiction
                                                       (Determined Under Uniform Commercial Code Section
                                                      9-103(e)) If Commodity Contract Is Maintained With
          Description of Commodity Contract                        Such Commodity Intermediary




         The Pledgor hereby certifies that its answers to the foregoing questions are complete and correct and confirms that such answers constitute representations and warranties under the Security Agreement.

Date:  _______________, 19___

                                                 Pledgor:



                                                 By  _________________________
                                                     Name:
                                                     Title:

                                                                Schedule 2.15(c)


                 SCHEDULE OF REQUIRED RECORDING AND OTHER TAXES
                AND RECORDING, FILING AND OTHER FEES AND CHARGES



                                 UCC filing fees

                            AES EASTERN ENERGY, L.P.
                          REGISTRATION RIGHTS AGREEMENT

                                                                    May 11, 1999

Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
CIBC World Markets Corp.
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036

Dear Sirs and Mesdames:

      AES Eastern Energy, L.P., a Delaware limited partnership (the "Company"), proposes to issue and sell jointly and severally to Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation and CIBC World Markets Corp. (collectively, the "Initial Purchasers"), on the terms set forth in a purchase agreement of even date herewith (the "Purchase Agreement"), $282,000,000 aggregate principal amount of Pass Through Certificates, Series 1999-A and $268,000,000 aggregate principal amount of Pass Through Certificates, Series 1999-B (collectively, the "Certificates"). The Certificates will be issued pursuant to two Pass Through Trust Agreements, each dated as of May 1, 1999 (the "Pass Through Trust Agreements") between the Company and Bankers Trust Company, a New York banking corporation, as Pass Through Trustee (the "Trustee").

      As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the Initial Purchasers' obligations thereunder, the Company agrees with the Initial Purchasers, for the benefit of the registered holders of the Certificates (including, without limitation, the Initial Purchasers) and the Exchange Certificates (as defined below) (collectively, the "Holders"), as follows:

            Registered Exchange Offer.

      The Company shall prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), with respect to an offer (the "Registered Exchange Offer") to the Holders of Transfer Restricted Certificates (as defined in Section 6(d) hereof), who are not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer, to issue and deliver to such Holders, in exchange for the Certificates of each series, a like aggregate principal amount of pass through trust certificates (the "Exchange Certificates") of the Company issued under the Pass Through Trust Agreements and identical in all material respects to the Certificates of that series and that will be registered under the Securities Act. The Company shall use its best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act within 150 days after the date of original issue of the Certificates and shall keep the Exchange

Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders (that period being called the "Exchange Offer Registration Period").

      If the Company effects the Registered Exchange Offer, the Company will be entitled to close the Registered Exchange Offer at the close of business on the 30th day after the commencement thereof if the Company has accepted all the Certificates validly tendered by such 30th day in accordance with the terms of the Registered Exchange Offer.

      Following the declaration of the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of the Registered Exchange Offer to enable each Holder of Transfer Restricted Certificates electing to exchange those Transfer Restricted Certificates for Exchange Certificates (assuming that Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Certificates in the ordinary course of that Holder's business and has no arrangement with any person to participate in the distribution of the Exchange Certificates, and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade those Exchange Certificates from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. In connection with the Registered Exchange Offer, the Company shall use its best efforts to consummate the Registered Exchange Offer and shall comply with the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable laws and regulations in connection with the Registered Exchange Offer; provided, however, that if there are fewer than 300 holders of record of the Certificates at the beginning of the calendar year 2000, the Company currently contemplates suspending its Exchange Act reporting obligations early in calendar year 2000 (if such condition is not met at the beginning of calendar year 2000, the Company would suspend its reporting obligations at the beginning of the first year in which such condition is met).

      The Company acknowledges that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (a) each Holder that is a broker-dealer electing to exchange Certificates, acquired for its own account as a result of market-making activities or other trading activities, for Exchange Certificates (an "Exchanging Dealer"), is required to deliver a prospectus containing the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section, and in Annex C hereto in the "Plan of Distribution" section, in connection with a sale of any such Exchange Certificates received by that Exchanging Dealer pursuant to the Registered Exchange Offer, and (b) if the Initial Purchasers are permitted to and elect to sell Exchange Certificates acquired in exchange for Certificates constituting any portion of an unsold allotment, they are required to deliver a prospectus containing the information required by Item 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with that sale.

      The Company shall include in the prospectus contained in the Exchange Offer Registration Statement a section titled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, that contains a summary statement of the positions taken or policies made by the staff of the

Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Certificates received by that broker-dealer in the Registered Exchange Offer (a "Participating Broker-Dealer"), whether those positions or policies have been publicly disseminated by the staff of the Commission or, in the reasonable judgment of the Initial Purchasers based on advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission.

      The Company shall use its best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit that prospectus to be lawfully delivered by the Initial Purchasers and all Exchanging Dealers subject to the prospectus delivery requirements of the Securities Act, and shall make that prospectus available to the Initial Purchasers and those Exchanging Dealers for such period of time after the consummation of the Registered Exchange Offer as those persons must comply with those requirements in order to resell the Exchange Certificates; however, that period shall not exceed 120 days (unless extended pursuant to Section 3(j) below), and those persons are not authorized by the Company to deliver and shall not deliver any such prospectus after the expiration of that period in connection with the resales contemplated by this paragraph.

      The Company shall make available for a period of 120 days after the consummation of the Registered Exchange Offer a copy of the prospectus, and any amendment or supplement thereto, forming part of the Exchange Offer Registration Statement, to any broker-dealer for use in connection with any resale of any Exchange Certificates. The Certificates and the Exchange Certificates are herein collectively called the "Securities."

      In connection with the Registered Exchange Offer, the Company shall:

                  mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                  keep the Registered Exchange Offer open for not less than 30 days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

                  utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;

                  permit Holders to withdraw tendered Certificates at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer remains open; and

                  otherwise comply in all material respects with all applicable laws.

            As soon as practicable after the close of the Registered Exchange Offer, the Company shall:

                  accept for exchange all the Certificates validly tendered and not withdrawn pursuant to the Registered Exchange Offer;

                  deliver, or cause to be delivered, to the Trustee for cancellation all the Certificates so accepted for exchange; and

                  issue, and cause the Trustee to authenticate and deliver promptly to each Holder of the Certificates of either series, Exchange Certificates of the same series, equal in principal amount to the Certificates of that series of that Holder so accepted for exchange.

      The Pass Through Trust Agreements will provide that the Exchange Certificates will not be subject to the transfer restrictions set forth in the Pass Through Trust Agreements and that the Certificates and the Exchange Certificates will vote and consent together on all matters as one class and not as separate classes on any matter.

      Interest on each Exchange Certificate issued pursuant to the Registered Exchange Offer will accrue from the last interest payment date on which interest was paid on the Certificates surrendered in exchange therefor or, if no interest has been paid on those Certificates, from the date of original issue of those Certificates.

      Each Holder participating in the Registered Exchange Offer will be required to represent to the Company at the time of the consummation of the Registered Exchange Offer:

            (a) that any Exchange Certificate received by that Holder will be acquired in the ordinary course of business;

            (b) that the Holder will have no arrangement or understanding with any person to participate in the distribution of the Certificates or the Exchange Certificates within the meaning of the Securities Act;

            (c) that the Holder is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Company or if it is an affiliate, that Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable;

            (d) if that Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, any distribution of the Exchange Certificates; and

            (e) if that Holder is a broker-dealer, that it will receive Exchange Certificates for its own account in exchange for Certificates that were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of those Exchange Certificates.

      Notwithstanding any other provision hereof, the Company will ensure that
(a) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (b) any Exchange Offer Registration Statement and any amendment thereto will not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (c) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to that prospectus, at the time of issuance will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that with respect to clauses (b) and (c), the Company will not be liable for written information relating to any Holder or Initial Purchaser furnished to the Company by or on behalf of such Holder or Initial Purchaser specifically for inclusion therein.

            Shelf Registration.

      If (a) the Company determines that a Registered Exchange Offer, as contemplated by Section 1 hereof, is not available or may not be consummated as soon as practicable after the last date the Registered Exchange Offer is open because it would violate applicable law or the applicable interpretations of the staff of the Commission, (b) the Registered Exchange Offer is not consummated within 180 days after the date of original issue of the Transfer Restricted Certificates, (c) the Initial Purchasers of the Transfer Restricted Certificates so request with respect to the securities not eligible to be exchanged for Exchange Certificates in the Registered Exchange Offer and held by them following consummation of the Registered Exchange Offer, or (d) any Holder (other than an Exchanging Dealer) is not eligible to participate in the Registered Exchange Offer, or any Holder (other than an Exchanging Dealer) that participates in the Registered Exchange Offer does not receive freely tradeable Exchange Certificates on the date of the exchange for validly tendered (and not withdrawn) Transfer Restricted Certificates:

                    The Company shall use its reasonable best efforts to prepare and file, as promptly as practicable, with the Commission and thereafter to cause to be declared effective a registration statement (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, a "Registration Statement") on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Certificates, by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the "Shelf Registration"), but no Holder (other than the Initial Purchasers) is entitled to have any Transfer Restricted Certificates held by it covered by that Shelf Registration Statement unless that Holder agrees in writing to be bound by all the provisions of this Agreement applicable to that Holder; and provided, however, that with respect to Exchange Certificates which are attributable to Certificates constituting any portion of an unsold allotment held by an Initial Purchaser, the Company may, if permitted by current interpretations of the Commission's staff and, in the opinion of the Company's counsel, sufficient to cause the Exchange Certificates to be freely tradeable by such Initial Purchaser, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Items 507 and 508 of Regulation S-K, as applicable, in satisfaction of its obligations under this subsection with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

                    The Company shall use all reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, until the earlier of (A) the end of the period referred to in Rule 144(k) under the Securities Act after the original issue date of the Certificates expires (or the end of such longer period as may result from an extension pursuant to Section 3(j) below), provided that, if this clause (A) is relied upon, counsel to the Company shall have delivered to Morgan Stanley and Co. Incorporated, an opinion to the effect that the Certificates included in such Shelf Registration Statement will thereafter be freely tradeable by the Holders thereof without restriction, and (B) the date on which all the Securities covered by the Shelf Registration Statement have been sold pursuant thereto. Such period is hereinafter referred to as the "Shelf Registration Period."

                    Notwithstanding any provision of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (A) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that with respect to clause (B), the Company will not be liable for written information relating to any Holder or Initial Purchaser furnished to the Company by or on behalf of such Holder or Initial Purchaser specifically for inclusion therein.

            Registration Procedures.

      In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by
Section 1 hereof, the following provisions shall apply:

                The Company shall (i) furnish to the Initial Purchasers, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and shall not file any such Registration Statement or amendment thereto or any prospectus or any supplement thereto (including any document that, upon filing, would be incorporated or deemed to be incorporated by reference therein and any amendment to any such document other than documents required to be filed pursuant to the Exchange Act) to which the Initial Purchasers shall reasonably object, except for any Registration Statement or amendment thereto or prospectus or supplement thereto (a copy of which has been previously furnished to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel)) which counsel to the Company has advised the Company in writing is required to be filed, notwithstanding any such objection, in order to comply with applicable law, (ii) include information substantially to the effect set forth (A) in Annex A hereto on the cover, (B) in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section, (C) in Annex C hereto in the "Plan of Distribution" section, of the prospectus forming a part of the Exchange Offer Registration Statement, and (D) include the information set forth in Annex D hereto in the Letter of Transmittal delivered in connection with the Registered Exchange Offer, (iii) to the extent required by law or interpretation of the staff of the Commission, if requested by the Initial Purchasers, include the information required by Item 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement, and (iv) to the extent required by law or interpretation of the staff of the Commission, in the case of a Shelf Registration Statement, include the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling securityholders.

                The Company shall notify promptly the Initial Purchasers, the Holders and any Participating Broker-Dealer from whom the Company has received prior written notice stating that it will be a Participating Broker-Dealer in the Registered Exchange Offer (which notice pursuant to clauses (ii) through (v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made) and, if requested by the Initial Purchasers, the Holders or any such Participating Broker-Dealer, confirm such notice in writing:

                    when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                    of any request by the Commission for an amendment or supplement to the Registration Statement or the prospectus included therein or for additional information;

                    of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceeding for that purpose;

                    of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose;

                    of the happening of any event that requires the Company to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                    of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate.

                The Company shall make every reasonable effort to prevent the issuance, and if issued to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement and shall provide prompt written notice to the Initial Purchasers and each Holder of the withdrawal of any such order.

                The Company shall furnish to each Holder of Securities included in the Shelf Registration, without charge, at least one conformed copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules (without documents incorporated therein by reference or exhibits thereto, unless a Holder so requests in writing).

                The Company shall deliver to the Initial Purchasers, and to any other Holder that so requests, without charge, at least one conformed copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules (without documents incorporated therein by reference or exhibits thereto, unless any such Holder or the Initial Purchasers so request in writing).

                The Company shall deliver to each Holder of Securities included in the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as that Holder may reasonably request during the Shelf Registration Period. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by, and as contemplated by, the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

                The Company shall deliver to each Initial Purchaser, any Participating Broker-Dealer and any Exchanging Dealer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as that person or entity may reasonably request, during a period not exceeding 120 days following the consummation of the Registered Exchange Offer. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by the Initial Purchasers, if necessary, any Participating Broker-Dealer and any Exchanging Dealer and such other persons as may be required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Certificates covered by the prospectus, or any amendment or supplement thereto, included in the Exchange Offer Registration Statement, but no such person or entity is authorized by the Company to deliver and no such person or entity shall deliver any such prospectus after the expiration of the period referred to in the immediately preceding sentence, in connection with any resale contemplated by this paragraph.

                Prior to any public offering of Securities pursuant to any Registration Statement, the Company shall use its reasonable best efforts to register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of such states of the United States as any Holder of the Securities reasonably requests in writing and shall do any and all other acts or things necessary or advisable to enable that Holder to offer and sell in such jurisdictions the Securities covered by that Registration Statement owned by that Holder, but the Company is not required to (i) qualify generally or as a foreign corporation to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

                The Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legend and in such denominations (consistent with the provisions of the Pass Through Trust Agreements) and registered in such names as the Holders may request at least two business days prior to closing of any sale of the Securities pursuant to such Shelf Registration Statement.

                If any event contemplated by paragraphs (ii) through (vi) of
Section 3(b) above occurs during the period in which the Company is required to maintain an effective Registration Statement, the Company shall promptly prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Certificates or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer in accordance with paragraphs (ii) through (vi) of Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers, the Holders of the Securities and any such Participating Broker-Dealer shall suspend use of that prospectus until the Company has amended or supplemented the prospectus to correct that misstatement or omission, and the period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended by the number of days from and including the date of the giving of that notice to and including the date when the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer shall have received that amended or supplemented prospectus pursuant to this Section 3(j), but the minimum time period before the Company is entitled to close the Registered Exchange Offer will be extended only to the extent required by the Commission. Each Initial Purchaser, Holder and Participating Broker-Dealer agrees that on receipt of any such notice from the Company it will not distribute copies of the prospectus that are the subject of that notice and will retain those copies in its files.

                Not later than the effective date of the applicable Registration Statement, the Company will obtain a CUSIP number for each series of the Transfer Restricted Certificates or the Exchange Certificates, as the case may be, and provide the Trustee with printed certificates for the Certificates or the Exchange Certificates, as the case may be, in a form eligible for deposit with The Depository Trust Company.

                The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of the 12-month period (or 90 days, if that period is a fiscal year) that begins with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement will cover that 12-month period.

                The Company shall cause the Pass Through Trust Agreements (and, if necessary, the Lease Indentures (as defined pursuant to Section 1.1 of the Pass Through Trust Agreements)) to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and to contain any changes that are necessary for that qualification. If that qualification would require the appointment of a new trustee under either Pass Through Trust Agreement or any of the Lease Indentures, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions thereof. If required by the Commission, the Company will also register the Lessor Notes issued pursuant to the Lease Indentures.

                The Company will require each Holder of Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding that Holder and the distribution of the Securities as the Company may from time to time reasonably request for inclusion in the Shelf Registration Statement, and to provide comments on the Shelf Registration Statement, and the Company may exclude from that registration the Securities of any Holder that unreasonably fails to furnish that information and those comments within a reasonable time after receiving that request.

                In the case of any Shelf Registration, the Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as the Holders of a majority of the Securities being sold shall reasonably request in order to facilitate the disposition of the Securities pursuant to that Shelf Registration.

                In the case of any Shelf Registration, the Company shall make available for inspection by a representative of the Holders of Securities being sold, their counsel and an accountant retained by those Holders, in a manner designed to permit underwriters to satisfy their due diligence investigation under the Securities Act, all financial and other records, pertinent corporate documents and properties of the Company customarily inspected by underwriters in primary underwritten offerings and shall cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by, and customarily supplied in connection with primary underwritten offerings to, any such representative, attorney or accountant in connection with that registration, but any records, information or documents that are designated by the Company as confidential at the time of delivery thereof shall be kept confidential by those persons, unless (i) those records, information or documents are in the public domain or otherwise publicly available, (ii) disclosure of those records, information or documents is required by a court or administrative order or (iii) disclosure of those records, information or documents, in the written opinion of counsel to those persons, is otherwise required by law (including, without limitation, pursuant to the Securities Act).

                In the case of any Shelf Registration, the Company, if requested by any Holder of Securities covered thereby, shall: (i) cause its counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to the selling Holder and the managing underwriters, if any, covering matters customarily covered in opinions requested in underwritten offerings; (ii) cause its officers to execute and deliver such documents and certificates and updates thereof as may be reasonably requested by any underwriter of the applicable Securities, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company made pursuant to, and to evidence compliance with any customary conditions contained in, an underwriting agreement; and (iii) cause its independent public accountants to provide to the selling Holders of the applicable Securities (and any underwriter therefor) a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

                If a Registered Exchange Offer is to be consummated, upon delivery of the Certificates by Holders to the Company (or to any other Person designated by the Company) in exchange for the Exchange Certificates, the Company shall mark, or caused to be marked, on the Certificates so exchanged that those Certificates are being canceled in exchange for the Exchange Certificates, and in no event shall the Certificates be marked as paid or otherwise satisfied.

                If any broker-dealer registered under the Exchange Act underwrites any Securities or participates as a member of an underwriting syndicate or selling group or "assists in the distribution" (within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of those Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirements of those Rules and By-Laws, including by (i) if those Rules, including Rule 2720, shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720) to participate in the preparation of the Registration Statement relating to those Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by that Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof, and
(iii) providing such information to that broker-dealer as may be required in order for that broker-dealer to comply with the requirements of the Conduct Rules of the NASD.

            Registration Expenses.

      The Company shall pay all fees and expenses incident to the performance of or compliance with this Agreement by the Company including, without limitation:
(a) all Commission, stock exchange or NASD registration and filing fees; (b) all fees and expenses incurred in connection with compliance with state securities or Blue Sky laws (including reasonable fees and disbursements of counsel for any underwriters or holders in connection with Blue Sky qualification of any of the Securities); (c) all out of pocket expenses of any persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any prospectus, any amendment or supplement to either thereof, any underwriting agreement, securities sales agreement or other document relating to the performance of and compliance with this Agreement; (d) all rating agency fees; and (e) the fees and disbursements of counsel for the Company and, in the event of a Shelf Registration, the reasonable fees and disbursements of one firm of counsel designated by the Holders of a majority in principal amount of the Securities covered thereby and of the independent public accountants of the Company, including the expense of any special audit or "cold comfort" letter required by or incident to that performance and compliance, but excluding fees and expenses of counsel to the underwriters and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Securities by a Holder.

            Indemnification.

            The Company agrees to indemnify and hold harmless each Holder of Securities, any Participating Broker-Dealer, and each person, if any, who controls that Holder or Participating Broker-Dealer within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, that Holder or Participating Broker-Dealer, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or the related prospectus (as amended or supplemented if the Company shall have furnished any amendment or supplement thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based on information relating to that Holder or Participating Broker-Dealer furnished to the Company in writing by that Holder or Participating Broker-Dealer expressly for use therein, but the foregoing indemnity in respect of any prospectus will not inure to the benefit of any Holder or Participating Broker-Dealer from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling or affiliated with that Holder or Participating Broker-Dealer, if a copy of an amendment or supplement to the prospectus (furnished by the Company on a timely basis) was not sent or given by or on behalf of that Holder or Participating Broker-Dealer to that person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to that person, and if such amendment or supplement would have cured the defect giving rise to that loss, claim, damage or liability.

                Each Participating Broker-Dealer and Holder of Securities, severally and not jointly, agrees to indemnify and hold harmless the Company, other selling Holders and Participating Broker-Dealers, directors of the Company, the officers of the Company who sign a Registration Statement and each person, if any, who controls the Company or any selling Holder or Participating Broker-Dealer, within the meaning of either Section 15 of the Securities Act or

Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to that Holder or Participating Broker-Dealer, but only with reference to information relating to that Holder furnished to the Company in writing by that Holder or Participating Broker-Dealer expressly for use in a Registration Statement, any preliminary prospectus, prospectus or any amendment or supplement to any thereof.

                If any proceeding (including any governmental investigation) is instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, that person (the "indemnified party") shall promptly notify the person against whom that indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in that proceeding and shall pay the fees and expenses of that counsel related to that proceeding. In any such proceeding, any indemnified party may retain its own counsel, but the fees and expenses of that counsel will be at the expense of that indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of that counsel, or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate because of actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. If an indemnified party includes (x) the Initial Purchasers or such controlling persons of the Initial Purchasers, that firm will be designated in writing by Morgan Stanley & Co. Incorporated; or (y) Holders of Securities (other than the Initial Purchasers) or controlling persons of those Holders, that firm will be designated in writing by the Holders of a majority in aggregate principal amount of those Securities. In all other cases, the Company will designate that firm. The indemnifying party will not be liable for any settlement of any proceeding effected without its written consent, but if settled with that consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of that settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party has requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it will be liable for any settlement of any proceeding effected without its written consent if (i) that settlement is entered into more than 45 days after receipt by the indemnifying party of the aforesaid request and (ii) the indemnifying party shall not have reimbursed the indemnified party in accordance with that request prior to the date of that settlement. No indemnifying party may, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by that indemnified party, unless that settlement includes an unconditional release of that indemnified party from all liability on claims that are the subject matter of that proceeding.

                To the extent the indemnification provided for in paragraph (a) or (b) of this Section 5 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under that paragraph, in lieu of indemnifying that indemnified party thereunder, shall contribute to the amount paid or payable by that indemnified party as a result of those losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties, on the one hand, and the indemnified party or parties, on the other hand, in connection with the statements or omissions that resulted in those losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by that Holder, Participating Broker-Dealer or other party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent that statement or omission. The Holders' and Participating Broker-Dealers' respective obligations to contribute pursuant to this Section 5 are several in proportion to the respective amount of Certificates they have purchased, not joint.

                The Company, each Participating Broker-Dealer and each Holder agree that it would not be just or equitable if contribution pursuant to this
Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) of this Section 5. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in subsection (d) above is deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by that indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, no Holder of Securities is required to contribute any amount in excess of the amount by which the total price at which the Securities sold by that Holder pursuant to a Registration Statement were sold exceeds the amount of any damages that Holder has otherwise been required to pay by reason of that untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) is entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                The indemnity and contribution provisions contained in this
Section 5 will remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or Participating Broker-Dealer or any person controlling that Holder or Participating Broker-Dealer or by or on behalf of the Company, its officers or directors or any person controlling the Company, and (iii) the sale of the Securities. The remedies provided for in this Section 5 are not exclusive and do not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

            Additional Interest Under Certain Circumstances.

            Additional interest (the "Additional Interest") with respect to the Securities will be assessed as follows if any of the following events occurs (each event identified in clause (i) or (ii) below, a "Failure to Register"):

                  (i) If the Registered Exchange Offer is not consummated or a Shelf Registration Statement is not declared effective by the Commission on or prior to 180 days after the original issue date of the Certificates; or

                  (ii) If, after the 180th day after the Closing Date, and after any Shelf Registration Statement is declared effective, (A) such Shelf Registration Statement thereafter ceases to be effective during the Shelf Registration Period; or (B) such Shelf Registration Statement or the related prospectus ceases to be usable in connection with resales of Transfer Restricted Notes during the Shelf Registration Period (except as permitted in paragraph (b) of this Section 6) because either (1) any event occurs as a result of which the related prospectus forming part of such Shelf Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Shelf Registration Statement, or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder.

            Additional Interest shall accrue on the Transfer Restricted Certificates of each series over and above the interest set forth in the title of the Certificates of that series from and including the date on which any such Failure to Register shall occur to but excluding the date on which all such Failures to Register have been cured, at a rate of 0.50% per annum.

                A Failure to Register referred to in Section 6(a)(ii) is deemed not to be continuing in relation to a Shelf Registration Statement or the related prospectus if (i) that Failure to Register has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company, when such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) the occurrence of other material events or developments with respect to the Company or its Affiliates that would need to be described in such Shelf Registration Statement or the related prospectus, and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe those events or, in the case of material developments that the Company determines in good faith must remain confidential for business reasons, the Company is proceeding promptly and in good faith to take such steps as are necessary so that those developments need no longer remain confidential, but in any case, if any Failure to Register (including any referred to in clause (x) or (y), above) continues for a period in excess of 45 days, Additional Interest will be payable in accordance with the above paragraph from the day following the last day of that 45-day period until the date on which that Failure to Register is cured.

                Any Additional Interest payable will be payable on the regular interest payment dates with respect to the Certificates, in the same manner as the manner in which regular interest is payable. The amount of Additional Interest for any period will be determined by multiplying the applicable Additional Interest rate by the principal amount of the applicable Certificates, multiplied by a fraction, the numerator of which is the number of days that Additional

Interest rate was applicable during that period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

                "Transfer Restricted Certificate" means each Certificate until:
(i) the date on which that Certificate has been exchanged by a person other than a broker-dealer for a freely transferable Exchange Certificate in the Registered Exchange Offer; (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of a Transfer Restricted Certificate for an Exchange Certificate, the date on which that Exchange Certificate is sold to a purchaser who receives from that broker-dealer on or prior to the date of that sale a copy of the prospectus constituting part of the Exchange Offer Registration Statement; (iii) the date on which that Certificate has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement; or (iv) the date on which that Certificate is distributed to the public pursuant to Rule 144 under the Securities Act or becomes freely tradeable pursuant to Rule 144(k) under the Securities Act.

            Rules 144 and 144A.

      Subject to the proviso to the last sentence of the third paragraph of
Section 1, the Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner. If at any time the Company is not required to file those reports, it will, upon the request of any Holder of Transfer Restricted Certificates, make publicly available other information so long as is necessary to permit sales of Securities pursuant to Rules 144 and 144A and otherwise as required by the Pass Through Trust Agreements. The Company covenants that it will take such further action as any Holder of Transfer Restricted Certificates may reasonably request, all to the extent required from time to time to enable that Holder to sell Transfer Restricted Certificates without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). Upon request by an Initial Purchaser, the Company will provide a copy of this Agreement to prospective purchasers of Certificates identified to the Company by that Initial Purchaser. Upon the request of any Holder of Transfer Restricted Certificates, the Company shall deliver to that Holder a written statement as to whether it has complied with those requirements. Notwithstanding the foregoing, nothing in this Section 7 requires the Company to register any of its securities under the Exchange Act.

            Underwritten Registrations.

      If any of the Transfer Restricted Certificates covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("Managing Underwriters") will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Certificates included in that offering, but the Managing Underwriters must be reasonably satisfactory to the Company.

      No person may participate in any underwritten registration hereunder unless that person (a) agrees to sell that person's Transfer Restricted Certificates on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve those arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of those underwriting arrangements.

            Miscellaneous.

            Amendments and Waivers.

            The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Securities affected thereby.

            Notices.

            All statements, requests, notices and agreements hereunder shall be made in writing, and:

                    if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention:
      Thomas M. O'Flynn (Fax: 212-761-0354), with a copy to Winthrop, Stimson, Putnam & Roberts, One Battery Park Plaza, New York, New York 10004-1490, Attention: David P. Falck, Esq. (Fax: 212-858-1500); and

                    if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to AES Eastern Energy, L.P., 1001 North 19th Street, 20th Floor, Arlington, VA 22209, Attention: William Luraschi (Fax: 703-528-4510), with a copy to Chadbourne & Parke LLP, 30 Rockefeller Plaza, New York, New York 10112, Attention: Richard Sonkin, Esq. (Fax: 212-541-5369).

All such notices and communications will be deemed to have been duly given: (A) at the time delivered by hand, if personally delivered; (B) three business days after being deposited in the mail, postage prepaid, if mailed; (C) when receipt is acknowledged by the recipient's facsimile machine operator, if sent by facsimile transmission; or (D) on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

                No Inconsistent Agreements.

            The Company has not, as of the date hereof, entered into, nor will it, on or after the date hereof, enter into, any agreement with respect to the Securities that is inconsistent with the rights granted to the Holders herein or that otherwise conflicts with this Agreement.

                Successors and Assigns.

            This Agreement is binding on the Company and its successors and assigns.

                Counterparts.

            This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed will constitute an original and all of which taken together will constitute one and the same agreement.

                Governing Law.

            This Agreement is governed by, and is to be construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law.

                Severability.

            If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein is not affected or impaired thereby.

                Securities Held by the Company.

            Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates will not be counted in determining whether that consent or approval was given by the Holders of that required percentage.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchasers and the Company in accordance with its terms.

                                          Very truly yours,

                                          AES EASTERN ENERGY, L.P.

                                          By:  AES NY, LLC
                                          Its General Partner



                                          By:_____________________________
                                             Name:
                                             Title:

Accepted as of the date hereof

Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
CIBC World Markets Corp.


By:  MORGAN STANLEY & CO. INCORPORATED


By:________________________
     Name:
     Title:

                                                                         ANNEX A

      Each broker-dealer that receives Exchange Certificates for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Certificates. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Certificates received in exchange for Existing Certificates where such Existing Certificates were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 120 days after the consummation of the Exchange Offer, it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution".

                                                                         ANNEX B

      Each broker-dealer that receives Exchange Certificates for its own account in exchange for Certificates, that were acquired by that broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of those Exchange Certificates. See "Plan of Distribution."

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION

      Each broker-dealer that receives Exchange Certificates for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of those Exchange Certificates. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Certificates received in exchange for Certificates when those Certificates were acquired as a result of market making activities or other trading activities. The Company has agreed that, for a period of 120 days after the consummation of the Exchange Offer, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until _____________, all dealers effecting transactions in the Exchange Certificates may be required to deliver a prospectus.(1)

      The Company will not receive any proceeds from any sale of Exchange Certificates by broker-dealers. Exchange Certificates received by any broker-dealer for its own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Certificates or a combination of those methods of resale, at market prices prevailing at the time of resale or at prices related to those prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Certificates. Any broker-dealer that resells Exchange Certificates that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of those Exchange Certificates may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Certificates and any commission or concessions received by any such person may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      For a period of 120 days after the Expiration Date the Company will promptly send additional copies of this Prospectus, and any amendment or supplement to this Prospectus, to any broker-dealer that requests those documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer other than commissions or concessions of any broker or dealer and transfer taxes, if any, and will indemnify the Holders of the Securities (including any broker-dealer) against certain liabilities, including liabilities under the Securities Act.



(1) In addition, the legend required by Item 502(b) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus.

                                                                         ANNEX D

            CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENT OR SUPPLEMENT THERETO.

            Name:
            Address:



If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Certificates. If the undersigned is a broker-dealer that will receive Exchange Certificates for its own account in exchange for Certificates that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Certificates; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.